                                                                    EXHIBIT 20.2

                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                      FIRST UNION NATIONAL BANK OF GEORGIA

                      -----------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------

        The information which is required to be prepared with respect to the distribution date of April 21, 1997 and with respect to the performance of the Trust during the related Monthly Period.

        Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution (Stated on the
        ---------------------------------------------------------------------
        basis of $1,000 Original Certificate Principal Amount)
        ------------------------------------------------------
        1        The amount of the current monthly distribution in
                 respect of Class A Monthly Principal. . . . . . . . . . . . .                  0.00
                                                                                 -------------------

        2        The amount of the current monthly distribution in
                 respect of Class B Monthly Principal. . . . . . . . . . . . .                  0.00
                                                                                 -------------------

        3        The amount of the current monthly distribution in
                 respect of Collateral Monthly Principal . . . . . . . . . . .                  0.00
                                                                                 -------------------

        4        The amount of the current monthly distribution in
                 respect of Class A Monthly Interest . . . . . . . . . . . . .          1,496,000.00
                                                                                 -------------------

        5        The amount of the current monthly distribution in
                 respect of Class A Deficiency Amounts . . . . . . . . . . . .                  0.00
                                                                                 -------------------

        6        The amount of the current monthly distribution in
                 respect of Class A Additional Interest. . . . . . . . . . . .                  0.00
                                                                                 -------------------

        7        The amount of the current monthly distribution in
                 respect of Class B Monthly Interest . . . . . . . . . . . . .            125,239.15
                                                                                 -------------------

        8        The amount of the current monthly distribution in
                 respect of Class B Deficiency Amounts . . . . . . . . . . . .                  0.00
                                                                                 -------------------

        9        The amount of the current monthly distribution in
                 respect of Class B Additional Interest. . . . . . . . . . . .                  0.00
                                                                                 -------------------

        10       The amount of the current monthly distribution in
                 respect of Collateral Monthly Interest. . . . . . . . . . . . .          148,451.49
                                                                                 -------------------

        11       The amount of the current monthly distribution in
                 respect of any accrued and unpaid Collateral
                 Monthly Interest. . . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                 -------------------
B.      Information Regarding the Performance of the Trust
        --------------------------------------------------
        1        Collection of Principal Receivables
                 -----------------------------------

                 (a)     The aggregate amount of Principal Collections
                         processed during the related Monthly Period
                         which were allocated in respect of the
                         Class A Certificates. . . . . . . . . . . . . . . . . .       26,651,119.47
                                                                                 -------------------

                 (b)     The aggregate amount of Principal Collections
                         processed during the related Monthly Period
                         which were allocated in respect of the
                         Class B Certificates. . . . . . . . . . . . . . . . . .        2,180,594.59
                                                                                 -------------------

                 (c)     The aggregate amount of Principal Collections
                         processed during the related Monthly Period
                         which were allocated in respect of the
                         Collateral Interest . . . . . . . . . . . . . . . . . .        3,472,727.48
                                                                                 -------------------
        2        Principal Receivables in the Trust
                 ----------------------------------

                 (a)     The aggregate amount of Principal
                         Receivables in the Trust as of the end of the
                         day on the last day of the related Monthly
                         Period (ending Principal balance) . . . . . . . . . . .    3,562,347,282.91
                                                                                 -------------------


                 (b)     The amount of Principal Receivables in the
                         Trust represented by the Investor Interest of
                         Series 1996-2 as of the end of the day on the
                         last day of the related Monthly Period. . . . . . . . .      363,636,975.00
                                                                                 -------------------

                 (c)     The amount of Principal Receivables in the
                         Trust represented by the Series 1996-2
                         Adjusted Investor Interest as of the end of the
                         day on the last day of the related Monthly
                         Period. . . . . . . . . . . . . . . . . . . . . . . . .      363,636,975.00
                                                                                 -------------------

                 (d)     The amount of Principal Receivables in the
                         Trust represented by the Class A Investor
                         Interest as of the end of the day on the last
                         day of the related Monthly Period. . . . . . . . . . .       300,000,000.00
                                                                                 -------------------

                 (e)     The amount of Principal Receivables in the
                         Trust represented by the Class A Adjusted
                         Investor Interest as of the end of day on the
                         last day of the related Monthly Period . . . . . . . .       300,000,000.00
                                                                                 -------------------

                 (f)     The amount of Principal Receivables in the
                         Trust represented by the Class B Investor
                         Interest as of the end of the day on the last
                         day of the related Monthly Period. . . . . . . . . . .        24,546,000.00
                                                                                 -------------------

                 (g)     The amount of Principal Receivables in the
                         Trust represented by the Collateral Interest as
                         of the end of the day on the last day of the
                         related Monthly Period . . . . . . . . . . . . . . . .        39,090,975.00
                                                                                 -------------------

                 (h)     The Floating Investor Percentage with respect
                         to the related Monthly Period. . . . . . . . . . . . .               10.71%
                                                                                 -------------------

                 (i)     The Class A Floating Allocation with respect
                         to the related Monthly Period. . . . . . . . . . . . .                8.84%
                                                                                 -------------------

                 (j)     The Class B Floating Allocation with respect
                         to the related Monthly Period. . . . . . . . . . . . .                0.72%
                                                                                 -------------------

                 (k)     The Collateral Floating Allocation with respect
                         to the related Monthly Period. . . . . . . . . . . . .                1.15%
                                                                                 -------------------

                 (l)     The Fixed Investor Percentage with respect to
                         the related Monthly Period . . . . . . . . . . . . . .           N/A
                                                                                 -------------------

                 (m)     The Class A Fixed Allocation with respect to
                         the related Monthly Period . . . . . . . . . . . . . .           N/A
                                                                                 -------------------

                 (n)     The Class B Fixed Allocation with respect to
                         the related Monthly Period . . . . . . . . . . . . . .           N/A
                                                                                 -------------------

                 (o)     The Collateral Fixed Allocation with respect to
                         the related Monthly Period . . . . . . . . . . . . . .           N/A
                                                                                 -------------------

        3        Rebate Accounts
                 ---------------

                 The aggregate amount of                          Aggregate          Percentage of
                 Principal Receivables arising in                  Account               Total
                 Rebate Accounts with respect                      Balance            Receivables
                 to the related Monthly Account                    -------            -----------
                 Receivables
                                                                126,969,826.38                3.51%
                                                         ------------------------------------------
        4        Delinquent Balances
                 -------------------
                 The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                        Aggregate          Percentage of
                                                                         Account               Total
                                                                         Balance            Receivables
                                                                         -------            -----------
                 (a)     35 - 64 days:. . . . . . . . . .            58,580,626.97              1.62%
                                                             ----------------------------------------
                 (b)     65 - 94 days:. . . . . . . . . .            34,545,045.86              0.96%
                                                             ----------------------------------------
                 (c)     95 - 124 days: . . . . . . . . .            27,177,225.27              0.75%
                                                             ----------------------------------------
                 (d)     125 - 154 days:. . . . . . . . .            23,793,785.06              0.66%
                                                             ----------------------------------------
                 (e)     155 - or more days days: . . . .            34,504,690.06              0.95%
                                                             ----------------------------------------
                                               Total                178,601,373.22              4.94%
                                                             ----------------------------------------
        5        Investor Default Amount
                 -----------------------
                 (a)     The Aggregate Investor Default Amount for
                         the related Monthly Period. . . . . . . . . . . . . . .        2,198,799.88
                                                                                 -------------------

                 (b)     The Class A Investor Default Amount for
                         the related Monthly Period. . . . . . . . . . . . . . .        1,814,006.85
                                                                                 -------------------

                 (c)     The Class B Investor Default Amount for
                         the related Monthly Period. . . . . . . . . . . . . . .          148,422.04
                                                                                 -------------------

                 (d)     The Collateral Default Amount for
                         the related Monthly Period. . . . . . . . . . . . . . .          236,370.99
                                                                                 -------------------
        6        Investor Charge Offs
                 --------------------
                 (a)     The aggregate amount of Class A Investor
                         Charge Offs for the related Monthly Period. . . . . . .                0.00
                                                                                 -------------------

                 (b)     The aggregate amount of Class A Investor
                         Charge Offs set forth in 5(a) above per $1,000
                         of original certificate principal amount. . . . . . . .                0.00
                                                                                 -------------------

                 (c)     The aggregate amount of Class B Investor
                         Charge Offs for the related Monthly Period. . . . . . .                0.00
                                                                                 -------------------

                 (d)     The aggregate amount of Class B Investor
                         Charge Offs set forth in 5(c) above per $1,000
                         of original certificate principal amount. . . . . . . .                0.00
                                                                                 -------------------

                 (e)     The aggregate amount of Collateral
                         Charge Offs for the related Monthly Period. . . . . . .                0.00
                                                                                 -------------------

                 (f)     The aggregate amount of Collateral Charge-
                         Offs set forth in 5(e) above per $1,000 of
                         original certificate principal amount . . . . . . . . .                0.00
                                                                                 -------------------

                 (g)     The aggregate amount of Class A Investor
                         Charge Offs reimbursed on the Transfer Date
                         immediately preceding this Distribution Date. . . . . .                0.00
                                                                                 -------------------

                 (h)     The aggregate amount of Class A Investor
                         Charge Offs set forth in 5(g) above per $1,000
                         original certificate principal amount reimbursed
                         on the Transfer Date immediately preceding
                         this Distribution Date. . . . . . . . . . . . . . . . .                0.00
                                                                                 -------------------

                 (i)     The aggregate amount of Class B Investor
                         Charge Offs reimbursed on the Transfer
                         Date immediately preceding this Distribution
                         Date. . . . . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                 -------------------

                 (j)     The aggregate amount of Class B Investor
                         Charge Offs set forth in 5(i) above per $1,000
                         original certificate principal amount
                         reimbursed on the Transfer Date
                         immediately preceding this Distribution Date. . . . . .                0.00
                                                                                 -------------------

                 (k)     The aggregate amount of Collateral Charge
                         Offs reimbursed on the Transfer Date
                         immediately preceding this Distribution Date. . . . . .                0.00
                                                                                 -------------------

                 (l)     The aggregate amount of Class B Investor
                         Charge Offs set forth in 5(i) above per $1,000
                         original certificate principal amount
                         reimbursed on the Transfer Date
                         immediately preceding this Distribution Date. . . . . .                0.00
                                                                                 -------------------
        7        Investor Servicing Fee
                 ----------------------
                 (a)     The amount of the Class A Servicing Fee

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
                         payable by the Trust to the Servicer for the
                         related Monthly Period. . . . . . . . . . . . . . . . .                0.00
                                                                                 -------------------

                 (b)     The amount of the Class B Servicing Fee
                         payable by the Trust to the Servicer for the
                         related Monthly Period. . . . . . . . . . . . . . . . .                0.00
                                                                                 -------------------

                 (c)     The amount of the Collateral Servicing Fee
                         payable by the Trust to the Servicer for the
                         related Monthly Period. . . . . . . . . . . . . . . . .                0.00
                                                                                 -------------------

                 (d)     the amount of Servicer Interchange payable
                         by the Trust to the Servicer for the related
                         Monthly Period. . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                 -------------------
        8        Reallocations
                 -------------
                 (a)     The amount of Reallocated Collateral
                         Principal Collections with respect to this
                         Distribution Date . . . . . . . . . . . . . . . . . . .                0.00
                                                                                 -------------------

                 (b)     The amount of Reallocated Class B
                         Principal Collections with respect to this
                         Distribution Date . . . . . . . . . . . . . . . . . . .                0.00
                                                                                 -------------------

                 (c)     The Collateral Interest as of the close of
                         business on this Distribution Date. . . . . . . . . . .       39,090,975.00
                                                                                 -------------------

                 (d)     The Class B Investor Interest as of the close of
                         business on this Distribution Date. . . . . . . . . . .       24,546,000.00
                                                                                 -------------------
        9        Collection of Finance Charge Receivables
                 ----------------------------------------
                 (a)     The aggregate amount of Collections of
                         Finance Charge Receivables processed
                         during the related Monthly Period which were
                         allocated in respect of the Class A Certificates. . . .        4,380,375.68
                                                                                 -------------------

                 (b)     The aggregate amount of Collections of
                         Finance Charge Receivables processed
                         during the related Monthly Period which were
                         allocated in respect of the Class B Certificates. . . .          358,402.34
                                                                                 -------------------

                 (c)     The aggregate amount of Collections of
                         Finance Charge Receivable processed
                         during the related Monthly Period which were
                         allocated in respect of the Collateral Interest . . . .          570,777.19
                                                                                 -------------------
        10       Principal Funding Account
                 -------------------------

                 (a)     The principal amount on deposit in the
                         Principal Funding Account on the related
                         Transfer Date. . . . . . . . . . . . . . . . . . . . .                 0.00
                                                                                 -------------------

                 (b)     The Accumulation Shortfall with respect to
                         the related Monthly Period . . . . . . . . . . . . . .                 0.00
                                                                                 -------------------

                 (c)     The Principal Funding Investment Proceeds
                         deposited in the Finance Charge Account on
                         the related Transfer Date. . . . . . . . . . . . . . .                 0.00
                                                                                 -------------------

                 (d)     The amount of all or the portion of the
                         Reserve Draw Amount deposited in the
                         Finance Charge Account on the related
                         Transfer date from the Reserve Account . . . . . . . .                 0.00
                                                                                 -------------------
        11       Reserve Draw Amount. . . . . . . . . . . . . . . . . . . . . .                 0.00
                 -------------------                                             -------------------

        12       Available Funds
                 ---------------
                 (a)     The amount of Class A Available Funds on
                         deposit in the Finance Charge Account on
                         the related Transfer Date. . . . . . . . . . . . . . .         4,380,375.68
                                                                                 -------------------

                 (b)     The amount of Class B Available Funds on
                         deposit in the Finance charge Account on
                         the related Transfer Date. . . . . . . . . . . . . . .           358,402.34
                                                                                 -------------------

                 (c)     The amount of Collateral Available Funds on
                         deposit in the Finance Charge Account on
                         the related Transfer Date. . . . . . . . . . . . . . .           570,777.19
                                                                                 -------------------
        13       Portfolio Yield
                 ---------------

                 (a)     The Portfolio Yield for the related Monthly
                         Period . . . . . . . . . . . . . . . . . . . . . . . .               10.27%
                                                                                 -------------------

                 (b)     The Portfolio Adjusted Yield for the related
                         Monthly Period . . . . . . . . . . . . . . . . . . . .                2.64%
                                                                                 -------------------
C.      Floating Rate Determinations
        ----------------------------
        1        LIBOR for the Interest Period ending on this
                 Distribution Date. . . . . . . . . . . . . . . . . . . . . . .             5.50000%
                                                                                 -------------------

        2        Number of days in this interest period . . . . . . . . . . . . .                 32
                                                                                 -------------------

        3        Interest Factor. . . . . . . . . . . . . . . . . . . . . . . . .           0.58400%
                                                                                 -------------------

D.      CUSIP Numbers
        -------------
        1        Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          337365AC4
                                                                                 -------------------

        2        Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          337365AD2
                                                                                 -------------------



                                           FIRST UNION NATIONAL BANK OF
                                           GEORGIA,
                                           Servicer



                                           By: /s/ JAMES H. GILBRAITH II
                                              ----------------------------------


                                           James H. Gilbraith II
                                           Vice President and Managing Director
                                           First Union National Bank of Georgia



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